Acquisition of RGI	6 Months Ended
Jun. 30, 2025
Acquisition of RGI [Abstract]
Acquisition of RGI
9.	Acquisition of RGI:

On May 5, 2025, United determined that it became the primary beneficiary of RGI and the non-controlling interest was determined to be 28.2%. As a result of this increase, and according with ASC 810, United became the primary beneficiary of RGI and consolidated its financial position and results of operations. The transaction was accounted for in accordance with ASC 810-10-30-3 and ASC 810-10-30-4 since the Company concluded that it became the primary beneficiary of a VIE that is not business. The Company recognized the identifiable assets and liabilities and the non-controlling interest at fair values in accordance with ASC 805-20-25 and ASC 805-20-30. The fair value of the identifiable assets and liabilities of RGI and the non-controlling interest were determined through Level 3 inputs of the fair value hierarchy.

The gain recognized in the accompanying unaudited interim condensed consolidated statement of operation was the difference between (a) the sum of consideration paid of $4,219, fair value of non-controlling interest $3,552 and the reported amount of the previous held investment of $3,552, and (b) the fair value of the identifiable assets and liabilities of $12,595. The Company also derecognized the translation reserve adjustments of $4 related to previously held equity method investment presented in the unaudited interim statement of other comprehensive loss. As a result of this transaction, the Company recognized as gain on acquisition of RGI an amount of $1,268 in the accompanying unaudited interim condensed consolidated statement of operations.

RGI has a 45% stake in WEC, a private liability company duly incorporated under the laws of Norway which has a newbuilding contract for the construction of an Energy Construction Vessel (“ECV”), with expected delivery date in May 2027. Under the terms of the RGI shareholders’ agreement, United and the other RGI investors have committed to an additional aggregate amount of Euro 5.4 million (or $6,318 based on the Euro/U.S. dollar exchange rate of €1.00: $1.17 as of June 30, 2025) due in two installments in the 17 months after the date of issuance of these financial statements to fund RGI’s participation under the newbuilding contract in the construction of the ECV. United’s share of this commitment is Euro 2.2 million. These capital commitments are contractually binding and noncancelable. United expects to satisfy its obligation using available cash on hand and future operating cash flows.

The non-controlling interest holders have committed to fund the remaining of approximately Euro 3.3 million (or $3,861 based on the Euro/U.S. dollar exchange rate of €1.00: $1.17 as of June 30, 2025). While their commitments are also contractually binding, the Company cannot ensure that these contributions will be made on a timely basis, if at all. Failure by any party to fulfill their capital commitment could result in changes to ownership interests, dilution, or default provisions under the shareholders’ agreement. As of June 30, 2025, United has not recorded a liability related to the unfunded commitment, as it does not meet the criteria for recognition under ASC 405 or ASC 450.